                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                NOVEMBER 12, 1999
                Date of report (Date of earliest event reported)

                                VISTA GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                             YUKON TERRITORY, CANADA
                 (State or Other Jurisdiction of Incorporation)

                 1-9025                               NOT APPLICABLE.
        (Commission File Number)             (IRS Employer Identification No.)

  370 SEVENTEENTH STREET, SUITE 3000,
             DENVER, CO USA                                    80202
(Address of Principal Executive Offices)                     (Zip Code)

                                 (303) 629-2450
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

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                                VISTA GOLD CORP.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         PRESS RELEASE DATED NOVEMBER 12, 1999 ANNOUNCING RESULTS FOR THE THIRD QUARTER OF 1999.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of businesses acquired:

              Not applicable.

         (b)  PRO FORMA financial information:

              Not applicable.

         (c)  Exhibits

              20.1 Press release dated November 12, 1999 announcing results for the third quarter of 1999.

              20.2 Third quarter report to shareholders for period ending September 30, 1999.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VISTA GOLD CORP.
                                            (Registrant)


Date:    November 12, 1999                  By:  /s/ Roger L. Smith
                                                 -----------------------------
                                            Roger L. Smith
                                            Vice President Finance


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                                  EXHIBIT INDEX

                          EXHIBIT NO.                                 PAGE NO.
                          -----------                                 --------
20.1  Press release dated November 12, 1999 announcing                    5
      results for the third quarter of 1999

20.2  Third quarter report to shareholders for period
      ending September 30, 1999                                           7


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